Certain Transactions	9 Months Ended
Sep. 30, 2023
Certain Transactions [Abstract]
Certain Transactions
Note 3. Certain Transactions

      MakerBot and Ultimaker transaction (“Ultimaker”)
On August 31, 2022, Stratasys completed the merger of MakerBot (previously, a fully owned subsidiary) with Ultimaker, which together formed a new entity under the name Ultimaker. The Company recorded a net gain of $39.1 million from the deconsolidation of MakerBot, representing the difference between the book value of MakerBot’s net assets and the fair value allocated to such net assets in the transaction, as follows:
U.S. $ in thousands
Fair Value, net	$55,751
Net assets deconsolidated	(14,146)
Transaction expenses	(2,469)
Gain on deconsolidation of subsidiary	$39,136
The Company accounts for its investment in the combined company Ultimaker according to the equity method in accordance with ASC Topic 323, as it has retained the ability to exercise significant influence but does not control the new entity. The Company recognized an equity method investment in a total amount of $105.4 million comprised of the assumed fair value of the MakerBot shares and additional amount invested in cash by the Company, representing a 46.5% share in the new entity.
The allocation of the purchase price (“PPA”) to the underlying net assets acquired and liability assumed resulted in the recognition of intangible assets with a value of $27.4 million, goodwill of $49.3 million and other net assets of $28.7 million. The value assigned to intangible assets is amortized over a period of 4 to 13 years and the related amortization is included under share in net losses (profits) from associated companies. The estimated fair values are based on the information that was available as of August 31, 2022.

       As of September 30, 2023 and December 31, 2022 the equity investment in Ultimaker amounted to $88.4 million and $100.2 million, respectively, which represented the original investment in Ultimaker, net of share in net losses for the respective periods (the nine months ended September 30, 2023 and year ended December 31, 2022) in amounts of $11.8 million and $5.4 million, respectively.
Covestro AG assets acquisition
On April 3, 2023 (the “Covestro transaction date”), the Company completed the acquisition of the additive manufacturing materials business of Covestro AG.  Covestro’s additive manufacturing business is expected to give the Company the ability to accelerate innovative developments in 3D printing materials and to thereby further grow adoption of its newest technologies. Also, the Company acquired an IP portfolio comprised of hundreds of patents and pending patents, including all of the SOMOS™ portfolio.
The Covestro transaction is reflected in accordance with ASC Topic 805, “Business Combinations”. The assets acquisition transaction meets the definition of a business and was accounted for as a “Business Combinations” transaction, using the acquisition method of accounting with the Company as the acquirer. The following table summarizes the fair value of the consideration transferred to Covestro AG for the Covestro transaction:
U.S. $ in thousands
Cash payments*	$53,816
Issuance of ordinary shares to Covestro stockholders	5,201
Contingent consideration at estimated fair value	659
Total consideration	$59,676
*Of which $50.0 million was paid on April 3, 2023 and the balance was paid on October 2, 2023.
The fair value of the ordinary shares issued was determined based on the closing market price of the Company's ordinary shares on the Covestro transaction date.
 In accordance with ASC Topic 805, the estimated contingent consideration as of the Covestro transaction date was included in the purchase price. The total contingent payments could amount to a maximum aggregate amount of up to $37 million. The payment will be settled through the issuance of ordinary shares. The estimated fair value of the contingent consideration is based on management’s assessment of whether, and at what level, the financial metrics will be achieved, and the present value factors associated with the timing of the payments. This fair value measurement is based on significant unobservable inputs in the market and thus represents a Level 3 measurement within the fair value hierarchy. Changes in the fair value of contingent consideration will be recorded in operating expenses. Refer to note 10.
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed at the Covestro transaction date. The estimated fair values are preliminary and based on the information that was available as of April 3, 2023. Thus, the measurements of fair value reflected are subject to changes and such changes could be significant. The preliminary allocation of the purchase price to assets acquired and liabilities assumed is as follows:
Allocation of Purchase Price
(U.S. $ in thousands)
Inventory	$10,342
Fixed assets	8,245
Goodwill	20,199
Intangible assets	21,495
Total assets acquired	60,281

Other current liabilities	605
Total liabilities assumed	605

Net assets acquired	$59,676
The preliminary allocation of the PPA to net assets acquired and liability assumed resulted in the recognition of intangible assets related to developed technology, customer relationship, and trade name. These intangible assets have a useful life of 7 to 10 years. The fair value estimate of the intangible assets is determined using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This valuation technique estimates the fair value of an asset based on market participants’ expectations of the cash flows the asset would generate over its remaining useful life. The net cash flows were discounted to present value.
 Pro forma information giving effect to the acquisition has not been provided, as the results would not be material.

      Other investments
      In addition to the investment in Ultimaker, other investments included under Long-term investments primarily consist of investments in non-marketable equity securities of several companies without readily determinable fair value in which the Company does not have a controlling interest or significant influence. During the nine months ended September 30, 2023 and during 2022, the Company invested a total of $5.4 million and $16.7 million, respectively, in non-marketable equity securities and convertible notes of several companies.
      Restructuring and divestments
       During the nine months ended September 30, 2023, the Company initiated certain restructuring activities for some parts of its operations, as part of aligning the business to the Company's growth strategy and streamlining the organization for improved efficiency. In connection with these activities, certain operations were discontinued, and others were divested. This restructuring resulted in an impairment charge to fixed assets, inventory write-off, employees related expenses and other charges. The restructuring activities were substantially completed by September 30, 2023. The Company recorded during the nine months ended September 30, 2023 restructuring charges of $12.0 million, $2.5 million and $3.9 million under Cost of sales, Research and development and Selling, general and administrative, respectively.